HOWARD
                                  EQUITY FUND





















                                 ANNUAL REPORT
                               NOVEMBER 30, 2000

                               HOWARD EQUITY FUND

                                 ANNUAL REPORT


November 30, 2000


Dear Shareholders:

The investment environment has changed dramatically since last Spring from one that rewarded high growth businesses to one in which traditional valuation concepts were the dominant criteria. The NASDAQ Composite has consistently outperformed the S&P 500 since 1990. However, beginning with the fourth quarter of 1997, that relative outperformance reached extremes never before seen -- the NASDAQ Composite appreciated 300% versus a 60% rise in the S&P 500.

Our investments in telecommunications, technology and genomics contributed significantly to the success the Fund experienced during calendar 1999. Although we felt there would be a leadership transition away from the prevailing "growth at any price" philosophy, it happened much more quickly and was more severe than we anticipated. In the past, such secular changes in market leadership took place over a period of several quarters -- e.g. the energy sector in the inflationary environment of the 1970's. What we regret is that we did not act more aggressively just one or two months earlier. The 50% drop in the NASDAQ from September 2000 to November 2000 (exacerbated by tax loss selling) was especially severe. The performance disparity would have been much more narrow if more of the changes had been made prior to the end of the summer.

We consistently reduced our NASDAQ related investments from April, 2000 to November, 2000 and increased our positions in "old economy" businesses such as financial services and pharmaceuticals and "old economy" companies such as 3M and United Technologies. Although the portfolio volatility was dramatically reduced, it was difficult to notice during the stock market's persistent decline throughout the fourth quarter.

For the fiscal year ending November 30, 2000, the Fund's net asset value declined 10.86% versus 4.22% decline in the S&P 500 Index. We are pleased to report that since inception, the Fund's performance compared favorably with the S&P 500 -- 7.3% versus 7.2%.

The investment landscape that we forecast is beginning to materialize. The sectors and companies that can perform well in this environment are proving to be the "old economy" businesses that we have favored. Should these trends continue through mid-year, it is possible that we are in the forefront of the new stock market leadership.

/s/ Anthony G. Orphanos

Anthony G. Orphanos
Fund Manager

                               HOWARD EQUITY FUND


        Comparison of the change in value of a $10,000 investment in the
       Howard Equity Fund versus the S&P 500 Composite Stock Price Index and the Lipper Multi-Cap Growth Fund Index.

                        Average Annual Total Return (1)

                 One Year ........................... (10.86%)
                 Since inception (12/29/98) .........   3.74%

                                          S&P 500            Lipper
                        Howard           Composite         Multi-Cap
                        Equity          Stock Price       Growth Fund
                         Fund              Index*            Index**
                         ----              -----             -----
     29-Dec-98          $10,000           $10,000           $10,000
     26-Feb-99          $10,230           $10,093           $10,062
     31-May-99          $10,770           $10,643           $10,682
     31-Aug-99          $11,450           $10,830           $11,060
     30-Nov-99          $12,040           $11,431           $12,715
     29-Feb-00          $17,714           $10,653           $16,803
     31-May-00          $11,743           $11,111           $14,300
     31-Aug-00          $14,013           $11,903           $16,873
     30-Nov-00          $10,733           $10,341           $12,483

Past performance is not predictive of future performance. Share value will fluctuate, so that an investors shares, when redeemed, may be worth more or less than the original investment. Indexes do not incur expenses and are not available for investment.

(1) Average Annual Total Return represents the average change in account value over the periods indicated.

*    The   S&P   500    Composite    Stock   Price   Index   is   an   unmanaged
     capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

* The Lipper Multi Cap Growth Fund Index invests in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested incompanies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ration, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.

                               HOWARD EQUITY FUND


SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2000
--------------------------------------------------------------------------------
  Shares          COMMON STOCKS: 90.85%                            Market Value
--------------------------------------------------------------------------------

             AEROSPACE/DEFENSE - EQUIPMENT:  5.12%
   10,000    United Technologies Corp...........................    $    708,125
                                                                    ------------
             AUCTION HOUSE/ART DEALER:  1.25%
    8,000    Sotheby's Holdings, Inc. Class A ..................         172,500
                                                                    ------------
             AUTO - CARS/LIGHT TRUCKS:  3.58%
   10,000    General Motors Corp. ..............................         495,000
                                                                    ------------
             AUTOMOTIVE - MEDIUM & HEAVY DUTY TRUCKS:  4.23%
   18,000    Navistar International Corp.*......................         585,000
                                                                    ------------
             CAPITAL GOODS - DIVERSIFIED MANUFACTURING: 5.30%
    5,500    Eaton Corp. .......................................         385,688
    7,000    General Electric Co. ..............................         346,937
                                                                    ------------
                                                                         732,625
                                                                    ------------
             CELLULAR TELECOM: 0.90%
    4,000    Nextel Communications, Inc.*.......................         124,000
                                                                    ------------
             COMPUTERS - HARDWARE: 0.91%
    4,000    Hewlett-Packard Co.................................         126,500
                                                                    ------------
             CONSUMER CYCLICALS - INSTRUMENTS/CONTROLS: 3.55%
    8,900    Johnson Controls, Inc..............................         490,612
                                                                    ------------
             CONSUMER STAPLES - RETAIL/RESTAURANTS: 3.00%
   13,000    McDonald's Corp....................................         414,375
                                                                    ------------
             DIVERSIFIED MANUFACTURING OPERATIONS: 4.84%
    6,700    Minnesota Mining and Manufacturing Co..............         669,163
                                                                    ------------
             DIVERSIFIED UNIT INVESTMENT TRUST: 1.58%
    3,500    Nasdaq-100 Shares*.................................         219,187
                                                                    ------------

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------
  Shares                                                           Market Value
--------------------------------------------------------------------------------

           ELECTRONIC COMPONENTS - SEMICONDUCTOR:  3.51%
  13,000   Texas Instruments, Inc................................     $  485,062
                                                                      ----------
           FINANCIALS - DIVERSIFIED FINANCIAL
           SERVICES:  1.80%
   5,000   Citigroup, Inc........................................        249,062
                                                                      ----------
           FINANCIALS - LIFE/HEALTH INSURANCE:  1.68%
   3,400   Jefferson-Pilot Corp..................................        232,050
                                                                      ----------
           FINANCIALS - MONEY CENTER BANKS:  5.26%
  10,000   Bank of America Corp..................................        399,375
   8,900   Chase Manhattan Corp..................................        328,188
                                                                      ----------
                                                                         727,563
                                                                      ----------
           HEALTHCARE - PHARMACEUTICALS:  10.51%
  10,000   American Home Products Corp...........................        601,250
   5,000   Johnson & Johnson.....................................        500,000
   5,800   Pharmacia Corp........................................        353,800
                                                                      ----------
                                                                       1,455,050
                                                                      ----------
           HEALTHCARE -MEDICAL PRODUCTS:  3.20%
  13,000   Becton Dickinson & Co.................................        442,000
                                                                      ----------
           MACHINERY - CONSTRUCTION & MINING:  2.27%
   8,000   Caterpillar, Inc......................................        314,500
                                                                      ----------
           MEDICAL - BIOMEDICAL/GENOMICS:  6.77%
   2,000   Diversa Corp.*........................................         38,750
  20,000   Lynx  Therapeutics, Inc.* ............................        231,250
  16,000   PE Corp. - Celera Genomics Group Stock*...............        666,000
                                                                      ----------
                                                                         936,000
                                                                      ----------
           MEDICAL - DRUGS:  8.03%
   8,500   Merck & Co., Inc......................................        787,844
  15,000   Pharmacopeia, Inc.*...................................        324,375
                                                                      ----------
                                                                       1,112,219
                                                                      ----------

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------
      Shares                                                       Market Value
--------------------------------------------------------------------------------

                 METAL - ALUMINUM:  3.46%
      17,000     Alcoa, Inc......................................   $   479,188
                                                                    -----------
                 NETWORK SOFTWARE:  2.50%
      71,000     NetSpeak Corp.*.................................       346,125
                                                                    -----------
                 TECHNOLOGY - NETWORKING PRODUCTS:  1.46%
      13,000     Lucent Technologies, Inc........................       202,313
                                                                    -----------
                 TECHNOLOGY - SEMICONDUCTORS:  4.62%
      13,000     Advanced Micro Devices, Inc.*...................       198,250
      11,600     Intel Corp......................................       441,525
                                                                    -----------
                                                                        639,775
                                                                    -----------
                 TELECOM SERVICES:  1.52%
      17,000     Global Crossing Ltd.*...........................       210,375
                                                                    -----------
                 Total Common Stocks (Cost $14,718,339)..........    12,568,369
                                                                    -----------
   Principal
    Amount       SHORT-TERM INVESTMENTS:  11.70%
--------------------------------------------------------------------------------
  $1,618,735     Firstar Stellar Treasury Fund
                   (Cost $1,618,735).............................     1,618,735
                                                                    -----------
                 Total Investments in Securities
                   (Cost $16,337,074+):  102.55%.................    14,187,104
                 Liabilities in Excess of Other Assets: (2.55%)..      (352,032)
                                                                    -----------
                 Total Net Assets:  100.00%......................   $13,835,072
                                                                    ===========

*  Non-income producing security.

+  At November 30, 2000,  the cost of  securities  for Federal tax  purposes was
   the  same  as  the   basis   for  financial   reporting.   Gross   unrealized
   appreciation and depreciation of securities is as follows:

                  Gross unrealized appreciation................     $   642,858
                  Gross unrealized depreciation................      (2,792,828)
                                                                    -----------
                           Net unrealized depreciation.........     $(2,149,970)
                                                                    ===========

See Notes to Financial Statements.

                               HOWARD EQUITY FUND


STATEMENT OF ASSETS AND LIABILITIES AT NOVEMBER 30, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (identified
    cost $16,337,074) .........................................    $ 14,187,104
  Receivables
    Dividends and interest ....................................          27,087
    Fund shares sold ..........................................         237,788
  Prepaid expenses ............................................           4,763
                                                                   ------------
              Total assets ....................................      14,456,742
                                                                   ------------

LIABILITIES
  Payables
    Administration fees .......................................           2,076
    Due to advisor ............................................          10,955
    Fund shares repurchased ...................................         148,175
    Portfolio securities purchased ............................         442,042
  Accrued expenses ............................................          18,422
                                                                   ------------
              Total liabilities ...............................         621,670
                                                                   ------------

NET ASSETS ....................................................    $ 13,835,072
                                                                   ============
Net asset value, offering and redemption price per share
  [$13,835,072/1,289,744 shares outstanding;
  unlimited number of shares (par value $0.01) authorized] ....    $      10.73
                                                                   ============
COMPONENTS OF NET ASSETS
  Paid-in capital .............................................    $ 16,930,607
  Accumulated net realized loss on investments ................        (945,565)
  Net unrealized depreciation on investments ..................      (2,149,970)
                                                                   ------------
              Net assets.......................................    $ 13,835,072
                                                                   ============

See Notes to Financial Statements.

                               HOWARD EQUITY FUND


STATEMENT OF OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ..................................................    $    92,450
    Interest ...................................................        204,638
                                                                    -----------
         Total income...........................................        297,088
                                                                    -----------
  Expenses
    Advisory fees (Note 3) .....................................        175,622
    Distribution Expense (Note 3) ..............................         57,549
    Administration fee (Note 3) ................................         36,091
    Professional fees ..........................................         22,459
    Fund accounting fees .......................................         20,104
    Registration fees ..........................................         13,681
    Transfer agent fees ........................................         11,536
    Custody fees ...............................................          6,923
    Trustees' fees .............................................          4,249
    Other ......................................................          3,023
    Insurance expense ..........................................          2,302
                                                                    -----------
         Total expenses ........................................        353,539
         Less: advisory fee waiver (Note 3) ....................        (10,858)
                                                                    -----------
         Net expenses ..........................................        342,681
                                                                    -----------
           NET INVESTMENT LOSS .................................        (45,593)
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions .................       (767,807)
  Net change in unrealized depreciation on investments .........     (3,181,001)
                                                                    -----------
         Net realized and unrealized loss on investments........     (3,948,808)
                                                                    -----------
             NET DECREASE IN NET ASSETS RESULTING
              FROM OPERATIONS...................................    $(3,994,401)
                                                                    ===========

See Notes to Financial Statements.

                               HOWARD EQUITY FUND


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Year           Dec. 29, 1998*
                                                                   Ended             through
                                                               Nov. 30, 2000       Nov. 30, 1999
                                                               -------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment (loss)/income ...........................    $    (45,593)        $      3,092
  Net realized loss on security transactions .............        (767,807)            (177,758)
  Net change in unrealized (depreciation)/appreciation
   on investments ........................................      (3,181,001)           1,031,031
                                                              ------------         ------------
        NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS .......................      (3,994,401)             856,365
                                                              ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............................          (2,878)                  --
                                                              ------------         ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase in net assets derived
    from net change in outstanding shares (a) ............       7,840,288            9,135,698
                                                              ------------         ------------
        TOTAL INCREASE IN NET ASSETS .....................       3,843,009            9,992,063
                                                              ------------         ------------
NET ASSETS
  Beginning of period ....................................       9,992,063                   --
                                                              ------------         ------------
  END OF PERIOD ..........................................    $ 13,835,072         $  9,992,063
                                                              ============         ============

(a) A summary of share transactions is as follows:

                                                              Year                        December 29, 1998*
                                                              Ended                            through
                                                        November 30, 2000                 November 30, 1999
                                                    -------------------------         -------------------------
                                                    Shares    Paid in Capital         Shares    Paid in Capital
                                                    ------    ---------------         ------    ---------------
Shares sold ...................................     836,126     $ 12,750,717          842,974    $ 9,277,834
Shares issued on reinvestments.................
  of distributions ............................         205            2,803               --             --
Shares redeemed ...............................    (376,316)      (4,913,232)         (13,245)      (142,136)
                                                   --------     ------------         --------    -----------
Net increase ..................................     460,015     $  7,840,288          829,729    $ 9,135,698
                                                   ========     ============         ========    ===========

* Commencement of operations.

See Notes to Financial Statements.

                               HOWARD EQUITY FUND


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                Year           Dec. 29, 1998*
                                                                Ended             through
                                                           Nov. 30, 2000++     Nov. 30, 1999
                                                           ---------------     -------------
Net asset value, beginning of period ...................      $ 12.04             $  10.00
                                                              -------             --------
Income from investment operations:
  Net investment income / (loss) .......................        (0.04)                0.00
  Net realized and unrealized gain / (loss)
   on investments ......................................        (1.27)                2.04
                                                              -------             --------
Total from investment operations .......................        (1.31)                2.04
                                                              -------             --------
Less distributions:
  From net investment income............................         0.00**               0.00
                                                              -------             --------
Total distributions ....................................         0.00                 0.00
                                                              -------             --------

Net asset value, end of period .........................      $ 10.73             $  12.04
                                                              =======             ========

TOTAL RETURN ...........................................       (10.86%)            20.40%#

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..................      $13,835             $  9,992

Ratio of expenses to average net assets:
  Before expense reimbursement .........................         2.01%                4.39%+
  After expense reimbursement ..........................         1.95%                1.95%+

Ratio of net investment loss to average net assets
  After expense reimbursement ..........................        (0.26%)               0.07%+

Portfolio turnover rate ................................       181.51%              211.31%

*  Commencement of operations.
** Amount distributed represents less than one-half of one cent per share. + Annualized.
#  Not Annualized
++ Computed using average shares outstanding.

See Notes to Financial Statements.

                               HOWARD EQUITY FUND


NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 2000
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Howard Equity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek growth of capital. The Fund attempts to achieve its objective by investing primarily in equity securities of large to mid capitalization companies. The Fund began operations on December 29, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from generally accepted accounting principles. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment. The reclassification relates primarily to the net operating loss of the Fund which is not deductible for tax purposes and was reclassified to paid-in capital.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------

          statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended November 30, 2000, Howard Capital Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended November 30, 2000, the Fund incurred $175,622 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.95% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Funds operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the period ended November 30, 2000, the Advisor reduced its fee by $10,858; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $113,646 at November 30, 2000.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                          Fee rate
     ----------------                          --------
     Less than $15 million                     $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                    0.05% of average daily net assets

                               HOWARD EQUITY FUND

--------------------------------------------------------------------------------

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.50% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended November 30, 2000, the Fund paid the Distribution Coordinator $57,549.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the year ended November 30, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $33,739,810 and $23,868,574, respectively.

     The Fund has capital loss carryovers for tax purposes of $177,758 expiring in 2007 which can be used to offset future capital gains. Additionally the Fund incurred post-October losses of $767,807 which have been deferred and will be reflected in the year ending November 30, 2001.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
Howard Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Howard Equity Fund (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from December 29, 1998 (commencement of operations) through November 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


New York, New York
December 22, 2000

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                                     [LOGO]


                                    ADVISOR
                           HOWARD CAPITAL MANAGEMENT
                              45 ROCKFELLER PLAZA
                                   SUITE 1440
                               NEW YORK, NY 10111
                                 (212) 586-4800

                                  DISTRIBUTOR
                         FIRST FUND DISTRIBUTORS, INC.
                            4455 EAST CAMELBACK ROAD
                                   SUITE 261E
                               PHOENIX, AZ 85018

                                   CUSTODIAN
                             FIRSTAR INSTITUTIONAL
                                CUSTODY SERVICES
                               425 WALNUT STREET
                              CINCINNATI, OH 45202

                          SHAREHOLDER SERVICING AGENT
                          AMERICAN DATA SERVICES, INC.
                               150 MOTOR PARKWAY
                                   SUITE 109
                            HAUPPAUGE, NY 11788-0132
                                 (888) 229-2105

                                 LEGAL COUNSEL
                            PAUL, HASTINGS, JANOFSKY
                                  & WALKER LLP
                             345 CALIFORNIA STREET
                            SAN FRANCISCO, CA 94014

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                          1177 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10036